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EXHIBIT 23.2

CONSENT OF COUNSEL



                               Consent of Counsel

         The undersigned hereby consents to the reference to the firm of Parsons Behle & Latimer under the caption "Legal Matters" in the Registration Statement on Form S-1 of Environmax.com, Inc.


                                            /s/  Parsons Behle & Latimer
                                            ------------------------------------
                                            Parsons Behle & Latimer